PURE CYCLE CORPORATION

# YEAR END 2023 PRESENTATION

*Presented by: Mark Harding*



# FORWARD-LOOKING STATEMENTS

Statements that are not historical facts contained or incorporated by reference in this presentation are "forward-looking statements" ("FLS") within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe," "estimate," "expect," "plan," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timing of reimbursable public improvement payments: uncertainty in the single famly home rental market and our ability to rent homes in a timely manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC.

# ANNUAL REVIEW: CHARTING THE COURSE FORWARD

1. REFLECTING ON OUR STRATEGIES
2. MEASURING OUR PERFORMANCE
3. ASSETS TRAJECTORY
4. CLEAR OBJECTIVES & CAPITAL PLAN

*REFLECTING ON OUR STRATEGIES*

# Visionary Leadership of a Strong and Dedicated Team

- LEADERSHIP & DEDICATED TEAM
- STRONG DIVERSIFIED BOARD WITH DECADES OF INDUSTRY EXPERIENCE
- COMPLIMENTARY SEGMENTS
- STRATEGIC INVESTMENT AND STRONG ASSET PORTFOLIO



# EFFECTIVE LEADERSHIP



**MARK W. HARDING**
President, CEO, and Director

Mark is an exceptional leader who has significantly shaped Pure Cycle's success. Under his 33 year tenure, the company has successfully acquired over $130 million in water and land interests. His vision and strategic acumen have been instrumental in the company's growth and impact.



**MARC SPEZIALY**
VP, CFO, Principal Accounting Officer, Principal Financial Officer

Marc brings over 20 years of financial expertise. He manages our financial operations and single-family rentals. Marc obtained his bachelor's degree in Accounting and Finance from the University of San Francisco and is a licensed Certified Public Accountant.



**SCOTT LEHMAN**
Vice President, Engineering

Scott brings four decades of experience as a Professional Engineer (PE) to the role. His expertise encompasses planning, design, construction, and operation of water and wastewater systems. With educational foundations from the University of Colorado and Stanford University, he plays a pivotal role in shaping our strategies and operations in this vital sector.



**DIRK LASHNITS**
Vice President, Land Development

Dirk is a seasoned leader with a Civil Engineering background and over two decades of local land development experience. He skillfully guides land development, entitlements, and construction, playing a vital role in advancing corporate objectives, risk management, and project success.

## Dedicated Team

**90%**

Employee Retention in 2023[1]

[1] Rentention rate is calculated for employees with 1+ year tenure

# WE OPERATE MULTIPLE COMPLIMENTARY SEGMENTS


WATER
& WASTEWATER

## Water and Wastewater Resource Development Segment

- Own nearly 30K acre-feet of water rights (surface and ground water)
- Sustainable water rights we estimate can serve up to 60,000 SFEs
- Denver metro land development requires developers to have water service as a condition of zoning,
- offering us a competitive edge
- Provide industrial and oil and gas customers with water
- Own and reuse our reclaimed water


LAND
DEVELOPMENT

## Land Development Segment

- Own highly-appreciated property in attractive and easily accessible I-70 Corridor of Denver, Colorado
- Developing nearly 930 acres of a full Master Planned community known as Sky Ranch
- Sky Ranch can have around 3,200 residential units and over 2 million square feet of retail, commercial and
- industrial uses (Equivalent of 1,800 residential units)
- Developing residential and commercial land for which we are the sole water and wastewater service
- provider


SINGLE-FAMILY
RENTALS

## Single-Family Home Rentals

- Build single family homes in the Denver metro area in neighborhoods we are developing
- Receive rental income in growing housing market
- Benefit from immediate asset appreciation and positive cash flows
- Provide water and wastewater service to rental properties

# STRONG ASSET PORTFOLIO

## WATER/WASTEWATER

- $40m in Water Systems
- $9.5m in Waste Water Systems
- $14.6m Water Rights Portfolio

---

- $64m Total Water Assets

Our water rights portfolio can provide water to as many as 60,000 connections. This would allow ample room for growth within our current water system, which presently supports roughly 2,500 connections.

## LAND DEVELOPMENT

- $4.43m of Land for Development

Land used for developing the 930 acre Sky Ranch Community which can accommodate up to 3,200 residential lots and up to 2M sq. ft. of commercial development 15 miles east of downtown Denver and 4 miles south of DIA

## SINGLE FAMILY RENTALS

- $5.4m in Constructed Rental Assets
- $7.2m Fair Market Value of Homes

Pure Cycle contracts to build single family homes in it's Sky Ranch Master Planned Community to hold for rentals. Lot development costs fully recovered (horizontal costs and tap fees) Each unit covers financing costs and provides positive cash flows Segment provides excellent asset appreciation positive cash flows.

*MEASURING OUR PERFORMANCE*

# Financial Results and Key Performance Indicators

FINANCIAL RESULTS

PERFORMANCE METRICS

MAJOR LEARNINGS



# Financial Results


Revenue (000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$14,586
2019
2020
2021
2022
2023


Gross Profit (000's)
$20,000
$15,000
$10,000
$5,000
$0
$8,040
2019
2020
2021
2022
2023

# Financial Results


Net Income (000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2019
2020
2021
2022
2023
$4,699


EPS
$1
$0.8
$0.6
$0.4
$0.2
$0
2019
2020
2021
2022
2023
$0.19

# MEASURING OUR PERFORMANCE


Single Family Rental
1.1%
Land Development
48.7%
Water/WasteWater
50.2%

REVENUE BY SEGMENT

**WATER**
60% [1]
*Gross Margin*

**LAND DEV**
73%
*Gross Margin*

**SFR**
56%
*Gross Margin*

GROSS PROFIT BY YEAR BY SEGMENT (000'S)


Water/Wastewater
Land Development
Single Family Rentals
12,000
10,000
8,000
6,000
4,000
2,000
0
2019
2020
2021
2022
2023

*1 Gross Margin for Water and Wastewater excludes depreciation*

# WATER/WASTEWATER

## WATER USAGE REVENUE (000'S)


Residential Tap Usage
$503
Water Treatment Tap Usage
$301
Commercial Tap Usage
$296
Commercial Non Tap Usage
$3,232

## ANNUAL TAP FEES (000'S)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2019
2020
2021
2022
2023

## RECURRING CUSTOMER GROWTH


Actual
Projected
5,000
4,000
3,000
2,000
1,000
0
20% Customer CAGR
Avg Customer Annual Revenue
$1,500
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

# LAND DEVELOPMENT

## 2023 LAND DEVELOPMENT REVENUE



Phase 1
1%
Phase 2b
48.8%
Phase 2a
50.2%

## SKY RANCH DEVELOPMENT PROGRESS



Phase 1
100%
Phase 2a
93%
Phase 2b
31%
Phase 2c
18%

## LAND DEVELOPMENT REVENUE BY YEAR (000'S)



$20,000
$15,000
$10,000
$5,000
$0
2019
2020
2021
2022
2023

# SINGLE FAMILY RENTALS

**REVENUE 2023**
**$165,000**

**HOMES COMPLETED**
**14**



BOOK ASSETS & FMV (000'S)
Book
FMV
$8,000
$6,000
$4,000
$2,000
$0
2022
2023

ASSETS TRAJECTORY

# Portfolio Utilization and Projections

- WATER CUSTOMERS & CAPACITY
- OIL & GAS INFRASTRUCTURE
- WATER PRODUCTION CAPACITY
- TAP FEES - WATER PORTFOLIO
- LAND DEVELOPMENT PROJECTIONS
- SINGLE FAMILY RENTAL PROJECTIONS



# WELL POSITIONED AGAINST GROWING OPPORTUNITIES

## Water & Wastewater

WATER PORTFOLIO - 60,000 CONNECTIONS
WATER SYSTEMS CAN SERVICE 3,600 TAPS
STATE OF THE ART WASTEWATER FACILITY

## Land Development

930 ACRE MASTER DEVELOPMENT
UP TO 3,200 RESIDENTIAL LOTS
UP TO 2M SQFT OF COMMERCIAL DEVELOPMENT

## Single Family Rentals

14 COMPLETED/RENTED HOMES
200 PLANNED HOMES IN SKY RANCH
EXPANDING OUR PRODUCT MIX TO INCLUDE:
FRONT LOAD DETACHED HOMES
PAIRED HOMES
ALLEY LOAD HOMES






FOR
RENT

# WATER AND WASTEWATER CUSTOMERS AND CAPACITY

## CUSTOMERS

### EXISTING RESIDENTIAL

SKY RANCH PHASE 1
All taps sold for 509 homes (4 are our SFRs)

SKY RANCH PHASE 2A
192 taps sold as of year end (10 are our SFRs)

ELBERT AND HWY 86
More than 200 residents

### EXISTING COMMERCIAL

Elbert and Hwy 86 commercial customers include a Walmart, carwash, and fitness center

3 parks and additional irrigated space for Sky Ranch, paid by the Sky Ranch CAB

More irrigated space to come in Phase 2A in 2023

Largest commercial customers are oil and gas operators

### NEW RESIDENTIAL

Residential water and wastewater customers added with every new phase at Sky Ranch

Avg. residential customer generates $1,500 per year in revenue

### NEW COMMERCIAL

Future Sky Ranch commercial phases to include the equivalent of 1,800 taps

More parks, irrigated space, and amenities will be added to the Sky Ranch Community

**TOTAL CUSTOMERS 1326**

## CAPACITY

### WILD POINTE


40.1%

173 Residentia
71 Commercial/Irr.

### SKY RANCH


16.8%

705 Residential
135 Commercial/Irr.

### LOWRY


1%

0 Residential
242 Commercial/Irr.

# WE PROVIDE RAW WATER TO O&G OPERATORS FOR DRILLING

With existing systems, we are able to provide water to O&G operators.

We have also made strategic investments in our system to further our ability to provide water when it is needed, where it is needed in the future.

| 120 WELLS DRILLED TO DATE | OIL RIG CAN DRILL 20 WELLS PER YEAR |
|---|---|
| AVERAGE $250,000 OF WATER SALES PER WELL | WE CAN PROVIDE WATER TO MORE THAN 200 SQUARE MILES IN ADAMS & ARAPAHOE COUNTIES |



REVENUE (000'S)
Q1
Q2
Q3
Q4
FY 2023
$2,700
FY 2022
FY 2021
FY 2020
FY 2019
$0
$1,000
$2,000
$3,000
$4,000
$5,000

# CURRENT SYSTEM CAPACITY


Supply
Demand
Results
3.232 Total MGD From Wells
Potential of ~ $88m in water revenues at developed capacity
1.584 MGD
1.022 MGD
.367 MGD
.259 MGD
.15 MGD
49%
32%
11%
8%
Box Elder Wells
Lowry
Sky Ranch
DHS/ AFG
WISE
Available
Demand
Available Capacity
O&G operations
85%
15%
The remaining supply available for use for future tap capacity is ~2.88 MGD with the potential to generate an additional $18m annual revenue.
An annual average MGD of .491 produced revenue of $3.1m

# TAP FEES - PORTFOLIO CAPACITY (60,000)


Supply
30,000 Acre Feet
Demand/Capacity
60,000 Connections
Results
$2.3 Billion
Combined Water Supply
Available Capacity
At Buildout
94%
Current System Capacity
Remaining Capacity
4%
2%
2,500 Taps
1,136 Taps
6%

| Type | Fee Per SFE |
|---|---|
| Water Tap | $ 30,977 |
| Sewer Tap | $ 7,250 |
| Total | $ 38,227 |

We own or control the water rights and infrastructure required to withdraw, treat, store, deliver and collect water and wastewater for an estimated 60,000 single-family equivalents (SFEs) at buildout

The current system supports roughly ~ $95.5m in tap revenues.

# SKY RANCH CAPACITY PROJECTIONS


Development
$580m
Progress
5,000 SFEs
Results
$423m
1,800 SFEs
Commercial
$157m
Residential 1,850 SFEs
Remaining
1,800
1,850
Sold Not Started
628
Completed
610
112
14.43%
27%

Sky Ranch is zoned to accommodate up to 3,200 single- and multi-family homes, and over 2 million square feet of retail, commercial, and light industrial space – which is the equivalent of 1,800 residential lots for a total of 5,000 SFEs

The first 2 development phases of Sky Ranch have generated ~ $55m in lot Revenue with and ~ $44m in reimbursable costs with ~ $34m reimbursed to date

The remaining development phases are estimated to produce $167m from residential lots and $432m from commercial development.

# SINGLE FAMILY RENTALS - SKY RANCH



Annual Revenues
$6.6 million
Progress
200 Units
Future Phases
Phase 2b
Phase 2c
Phase 2d
Phase 2a
Planned Rentals
Completed
131 Units
65.5%
55 Units
27%
14 Units
7%

## Results

Strategy is to retain the equity value in the land and water and deliver affordable rertal units in our Sky Ranch Master Planned Community

Each unit delivers positive cash flows with a 65% LTV

On average each unit carries $170,000 fair market value equity roll forward

# Single Family Rentals - Operations and Cash Flows

| SFR PROJECTIONS (000'S) | ACTUAL RESULTS 14 UNITS | AVG PER HOM/YR | PROJECTED TO PHASE 2 83 UNITS HOMES/YR | PROJECTED TO 200 HOMES /YR |
|---|---|---|---|---|
| RENTAL INCOME | $459 | 33 | 2,722 | 6,560 |
| DIRECT OPERATING COSTS | 168 | 12 | 996 | 2,400 |
| INTEREST AND DEPRECIATION EXPENSE | 174 | 12 | 1,029 | 2,480 |
| **NET** | **$118** | **$8** | **$697** | **$1,680** |
| ADD BACK NON-CASH ITEMS | 129 | 9 | 764 | 1,840 |
| **CASH FLOWS BEFORE G&A & TAX** | $246 | **$18** | **$1,461** | **$3,520** |

# Key Takeaways

1 **Executing our strategic approach** to growing our integrated water utility, land development, and single-family rentals to maximize returns for years to come

2 **Strengthening our ability** to take advantage of investment opportunities and single-family rentals while systematically developing in land and water

3 **Clear path to maximize returns** with our large asset portfolio with low cost based assets in each segment allowing us to generate above market returns and substantial organic growth year after year

GROSS MARIN 55%

ROA[1] 13.09%

ASSET CAGR 9.73%
5 Years

1 ROA Calculated Pre-Tax W/ Depreciation added back on Active Segment Assets

CLEAR OBJECTIVES AND CAPITAL PLAN

# Clear Objectives to Measure Strategy's Success

- MEASURABLE OBJECTIVES
- IMPORTANT UPDATES
- CORPORATE INFORMATION



# STOCK REPURCHASE PROGRAM UPDATE

As announced in the press release on November 14, 2022, our board approved an open-ended stock repurchase program which authorizes our CEO and CFO to repurchase up to 200,000 shares in the open market. 20,000 shares have been purchased to date

| Period | Total Number of Shares Purchased | Average Price Paid per Share | Total Number of Shares Purchase as Part of Publicly Announced Plans or Programs | Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs |
|---|---|---|---|---|
| September 2023 | 15,000 | $10.06 | 15,000 | 185,000 |
| October 2023 | 5,000 | $9.49 | 5,000 | 180,000 |
| **Total** | **20,000** | **$9.78** | **20,000** | **180,000** |

# Board of Directors

**Mark W. Harding**

President and CEO

**Patrick J. Beirne**

Chair of the Board

**Wanda J. Abel**

Director and Chair of the Nominating and Governance Committee

**Marc Spezialy**

Vice President and CFO

**Peter C. Howell**

Director and Chair of the Audit Committee

**Daniel R. Kozlowski**

Director and Chair of the Compensation Committee

**Jeffrey G. Sheets**

Director

**Fredrick A. Fendel III.**

Director

PURE CYCLE CORPORATION

# Q&A





# APPENDIX

# Wholesale Water & Wastewater


Well/
Diversion
Distribution
Usage
Wastewater Treatment
Treatement
Build
Collection
Reuse

### Well/Diversion

- Vertically integrated, meaning we own, treat and sell water then collect, treat, and resuse wastewater
- Own and control nearly 30K acre feet of water
- Own rights to surface reservoir storage assets

### Build

- Capacity to serve 60,000 taps
- Capital Capacity = $2.3 billion
- *One-Time Connection Fees:*
- Water tap = $30,977
- Sewer tap = $7,250

### Typical Usage

- Base fee = $32.74
- Consumption fee = Tiered

| | |
|---|---|
| 0-15k gal - | $4.63 per 1,000 gal |
| 15k-30k gal - | $8.10 per 1,000 gal |
| >30k gal - | $9.95 per 1,000 gal |

(Approx $1,500/yr/unit)

# Water System Balance

## With Losses and Required Discharges



Water Supply
Ground Water Supply
Water System
Treatment
Evaporation
Evaporation
Outdoor Irrigation
Reuse
Discharge to Stream
Surface Water Supply

# DEVELOPMENT ENCROACHMENT TO LOWRY RANGE



View looking north of development encroachment on Lowry Range exclusive Service Area

Sky Ranch



NEW WISE by 2021 yr
Lowry Ridge Reservoir
Four Horizontal Wells
Forebay and Diversion
Lowry Ridge Water Treatment Plant
Reservoir B (Aurora East Reservoir)
Aurora Reservoir
Reservoir C Pump Station
Reservoir C
Forebay and Diversion
ARAPAHOE COUNTY
DOUGLAS COUNTY
ELBERT COUNTY
PROJECT: PARCEL OWNERS MAP
DATE: May 20, 2020

# LAND DEVELOPMENT - PHASE 1 & 2 - Total Lots 1,359

**Phase 1**

**Phase 1** - 509 lots 100% Complete - Completed 2022
**Rental lots** - 4 lots

**Sky Ranch Academy**

K-7 opening in **8/2023**
High School opening in **2025**



FUTURE RECREATION CENTER & PARK
SCHOOL SITE
TEMPORARY FIRE STATION
FUTURE SINGLE FAMILY DEVELOPMENT
BIG DIPPER PARK
OPEN SPACE / DETENTION
ORION PARK
LITTLE DIPPER PARK
MONAGHAN ROAD
POCKET PARK
POCKET PARK
E. 6TH AVENUE
E. 6TH AVENUE
FUTURE COMMERCIAL PARCEL
POCKET PARK
POCKET PARK
FUTURE MIXED-USE DEVELOPMENT
FUTURE SINGLE FAMILY DEVELOPMENT
OPEN SPACE / DETENTION
FUTURE PARKS & OPEN SPACE
FUTURE SINGLE FAMILY DEVELOPMENT

**Phase 2**

**Phase 2A** - 229 lots
90% complete - est. completion 2023

**Phase 2B** - 211 lots
21% complete - est. completion 2024

**Phase 2C** - 204 lots
0% complete - est. completion 2025

**Phase 2D** - 206 lots
0% complete - est. completion 2026

**Rental lots** - 65 lots

PARTNERING HOMEBUILDERS

LENNAR

taylor morrison
Homes Inspired by You

kb HOME

D·R·HORTON
America's Builder

CHALLENGER HOMES

RICHMOND AMERICAN HOMES

PURE CYCLE CORPORATION

# YEAR END 2023 PRESENTATION

*Presented by: Mark Harding*

